EXHIBIT 21

Morgan Stanley

List of Subsidiaries

As of 12/31/2015

Company	Jurisdiction of Incorporation or Formation
Morgan Stanley	Delaware
Bayfine DE Inc.	Delaware
Bayfine UK	United Kingdom
Belmondo LLC	Delaware
Cauca LLC	Delaware
Dean Witter Capital Corporation	Delaware
Dean Witter Realty Inc.	Delaware
Realty Management Services Inc.	Delaware
Dean Witter Reynolds Venture Equities Inc.	Delaware
Early Adopter Fund Manager Inc.	Delaware
Fuegos LLC	Delaware
Fundlogic (Jersey) Limited	Jersey, Channel Is.
FV-I, Inc.	Delaware
Japan Core Funding, Inc.	Delaware
Jolter Investments Inc.	Delaware
Morgan Stanley (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley ABS Capital I Inc.	Delaware
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amanu LLC	Delaware
Morgan Stanley Asset Funding Inc.	Delaware
Morgan Stanley Atlas, Inc.	Delaware
Morgan Stanley Biscay LLC	Delaware
Morgan Stanley Epsilon Investments Limited	United Kingdom
Morgan Stanley Alpha Investments LLP	United Kingdom
Morgan Stanley Capital Group Inc.	Delaware
Aegir Services International Ltd.	Bermuda
Cayman Energy Ltd.	Cayman Islands
Ghent Energy Limited	Cayman Islands
Granite Wash LLC	Delaware
Heidmar Group Inc.	Delaware
Houston Bayport Energy LLC	Delaware
Morgan Stanley Bay Shore LLC	Delaware
Morgan Stanley Capital Group (Espana), S.L.U.	Spain
Morgan Stanley Capital Group Czech Republic s.r.o.	Czech Republic
Morgan Stanley Capital Group Energy Europe Limited	United Kingdom
Morgan Stanley Clean Development, LLC	Delaware
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands
Morgan Stanley Commodities Investment Limited	Cayman Islands
Morgan Stanley Energy Capital Inc.	Delaware
Morgan Stanley Energy Development Corp.	Delaware
SEM Royalties LLC	Delaware
Wellbore Capital, LLC	Delaware
MS Permian LLC	Delaware
MS TELA LLC	Delaware
MS TGX LLC	Delaware
MSDW Power Development Corp.	Delaware
American Chemicals, LLC	Delaware
MS Solar Canada Holdings Inc.	Delaware
MS Solar Holdings Canada ULC	Canada
MS Solar Solutions Canada ULC	Canada
MS Solar Investments LLC	Delaware
MS Solar Holdings Inc.	Delaware
MS Solar Solutions Corp.	Delaware
Naniwa Energy LLC	Delaware
Naniwa Terminal LLC	Delaware
Pioneer Energy Holdings Pty Ltd	Australia
Pioneer Energy Pty Ltd	Australia
Power Contract Financing II, L.L.C.	Delaware
Rolympus (UK) Commodities (Holdings) Limited	United Kingdom
South Eastern Electric Development Corporation	Delaware
South Eastern Generating Corporation	Delaware
Sparta Energy Limited	Cayman Islands
TransMontaigne Canada Holdings Inc.	Canada

TMG Canadian Holdings L.L.C.	Delaware
Olco Petroleum Group ULC (OLCO)	Canada
TransMontaigne Marketing Canada Inc.	Canada
Utility Contract Funding II, LLC	Delaware
Morgan Stanley Capital I Inc.	Delaware
Morgan Stanley Capital Management, LLC	Delaware
Morgan Stanley Domestic Holdings, Inc.	Delaware
GHY Capital II B.V.	The Netherlands
Morgan Stanley & Co. LLC	Delaware
Hilo Investment Fund	Cayman Islands
Morgan Stanley Flexible Agreements Inc.	Delaware
PI Co-Invest LLC	Delaware
Prime Dealer Services Corp.	Delaware
V2 Holdings (USA), Inc.	Delaware
Gee Street Records, Inc.	Delaware
V2 Records, Inc.	Delaware
Morgan Stanley Capital Products LLC	Delaware
Morgan Stanley Capital Services LLC	Delaware
Morgan Stanley Commercial Financial Services LLC	Delaware
Morgan Stanley Delta Holdings LLC	New York
Morgan Stanley Bank, N.A.	Federal Charter
Morgan Stanley Private Bank, National Association	Federal Charter
Morgan Stanley NLE, LLC	Delaware
Morgan Stanley Services Holdings LLC	Delaware
Morgan Stanley Services Group Inc.	Delaware
MS Financing LLC	Delaware
Morgan Stanley 1585 Broadway LLC	Delaware
Morgan Stanley 750 Building Corp.	Delaware
Broadway 522 Fifth JV LLC	Delaware
GHY Capital B.V.	The Netherlands
MS Harrison LLC	Delaware
Morgan Stanley Smith Barney Holdings LLC	Delaware
Alternative Investments Mgr, Ltd.	Cayman Islands
Ceres Managed Futures LLC	Delaware
Consulting Group Advisory Services LLC	Delaware
LM Falcon Investment Strategies LLC	Delaware
Peregrine Investments, LLC	Maryland
Morgan Stanley AI GP LLC	Delaware
Morgan Stanley Cayman Financing Services	Cayman Islands
Morgan Stanley Smith Barney FA Notes Holdings LLC	Delaware
Morgan Stanley Smith Barney Financing LLC	Delaware
Morgan Stanley Smith Barney Holdings (UK) Limited	United Kingdom
Morgan Stanley Private Wealth Management Limited	United Kingdom
Morgan Stanley Smith Barney LLC	Delaware
Morgan Stanley Insurance Services Inc.	Delaware
SBHU Life Agency, Inc.	Delaware
Morgan Stanley Smith Barney Private Management II LLC	Delaware
Morgan Stanley Smith Barney Private Management LLC	Delaware
Morgan Stanley Smith Barney Venture Services LLC	Delaware
Morgan Stanley Strategies II LLC	Delaware
Morgan Stanley Strategies LLC	Delaware
Morgan Stanley Swiss Holdings GmbH	Switzerland
Morgan Stanley (Switzerland) AG	Switzerland
Morgan Stanley Wealth Management Australia Pty Ltd	Australia
Bow Lane Nominees Pty. Ltd.	Australia
Pettingell LLC	Delaware
Morgan Stanley Capital Partners III, Inc.	Delaware
MSCP III, LLC	Delaware
Morgan Stanley Capital REIT Inc.	Delaware
Saxon Advance Receivables Company, Inc.	Delaware
Morgan Stanley Capital REIT IV Inc.	Delaware
Morgan Stanley Capital Trust III	Delaware
Morgan Stanley Capital Trust IV	Delaware
Morgan Stanley Capital Trust V	Delaware
Morgan Stanley Capital Trust VIII	Delaware
Morgan Stanley Community Investments LLC	Delaware
Morgan Stanley Impact Mezzanine GP LLC	Delaware
Morgan Stanley Impact SBIC LP	Delaware
Morgan Stanley Credit Products Ltd.	Cayman Islands
Morgan Stanley Darica Funding, LLC	Delaware
Ascension Loan Vehicle, LLC	Delaware
Morgan Stanley Dean Witter Equity Funding, Inc.	Delaware
Morgan Stanley Dean Witter International Incorporated	Delaware
Morgan Stanley (DWRRBS) Limited	United Kingdom

Morgan Stanley Derivative Products Inc.	Delaware
Morgan Stanley Durango LLC	Delaware
Morgan Stanley Amba Alagi LLC	Delaware
Morgan Stanley Emerging Markets Inc.	Delaware
Inter Capital Alliance Asset Management Co., Ltd.	Thailand
Inter Capital Alliance Holding Limited	Thailand
MS China 3 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
MSPI Hong Kong 1 Limited	Hong Kong
Philippine Asset Investment (SPV-AMC), Inc.	The Philippines
Morgan Stanley Equity Services Inc.	Delaware
Morgan Stanley Europa LLC	Delaware
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	The Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	The Netherlands
Morgan Stanley Luxembourg Holdings S.a r.l.	Luxembourg
Morgan Stanley Europe Holdings S.a r.l.	Luxembourg
Morgan Stanley Global Holdings S.a r.l.	Luxembourg
Morgan Stanley Luxembourg Holdings II S.a r.l.	Luxembourg
Morgan Stanley Luxembourg International Holdings S.a r.l.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
MS GT Investments Limited	United Kingdom
MS SK Investments Limited	United Kingdom
Morgan Stanley Fixed Income Ventures Inc.	Delaware
Morgan Stanley Principal Investments, Inc.	Delaware
MHC Co-Invest Genpar	Cayman Islands
MHC Co-Invest, LP	Cayman Islands
Morgan Stanley Principal Investments Europe LLC	Delaware
Morgan Stanley Principal Investments Netherlands BV	The Netherlands
MS China 11 Limited	Cayman Islands
MS China 8 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MSPI Mauritius 1 Limited	Mauritius
Project Stone Holdings, LLC	Delaware
Viatel Investor HoldCo LLC	Delaware
Morgan Stanley Strategic Investments, Inc.	Delaware
Eaux Vives Water Inc.	Canada
Morgan Stanley Fund Services Inc.	Delaware
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Hong Kong) Limited	Hong Kong
Morgan Stanley Fund Services (Ireland) Limited	Ireland
Morgan Stanley Fund Services (UK) Limited	United Kingdom
Morgan Stanley Fund Services USA LLC	Delaware
Morgan Stanley Global Emerging Markets, Inc.	Delaware
MSGEM, LLC	Delaware
Morgan Stanley Global Funding Trust	Delaware
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
Psylon Holding Limited	Cyprus
Morgan Stanley International Holdings Inc.	Delaware
Archimedes Investments Cooperatieve U.A.	The Netherlands
Morgan Stanley B.V.	The Netherlands
European Principal Assets Limited	United Kingdom
Limited Liability Company Morgan Stanley Ukraine	Ukraine
Morgan Stanley (Israel) Limited	Israel
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Pvt. Ltd.	India

Morgan Stanley Asia Holdings I Limited	Cayman Islands
Morgan Stanley Asia Holdings Limited	Cayman Islands
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
Limited Liability Company Rinocenter	Russian Federation
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Asia International Limited	Hong Kong
Morgan Stanley Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia (Taiwan) Ltd.	Republic of China
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Hong Kong Securities Limited	Hong Kong

Morgan Stanley Swallow Limited	United Kingdom
Hampshire Trading B.V.	The Netherlands
Lancashire Trading B.V.	The Netherlands
Wiltshire Trading B.V.	The Netherlands
Morgan Stanley Funding Limited	Jersey, Channel Is.
Yorkshire Trading B.V.	The Netherlands
Volmar Holdings Limited	Cyprus
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Services Pty Limited	Australia
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore
Morgan Stanley Asia (Singapore) Pte.	Singapore
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Capital Group (Singapore) Pte.	Singapore
Morgan Stanley Gateway Securities JSC	Vietnam
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Malaysia
Morgan Stanley Singapore Pte. Ltd.	Singapore
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
Morgan Stanley Investment Holdings Jersey Limited	Jersey, Channel Is.
Norfolk Trading B.V.	The Netherlands
MSDW-JL Holdings II Limited	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands
MSJL Holdings Limited	Cayman Islands
Morgan Stanley Japan Holdings Co., Ltd.	Japan
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Capital Group Japan Co., Ltd.	Japan
Morgan Stanley Capital K.K.	Japan
Morgan Stanley Credit Products Japan Co., Ltd.	Japan
TM, Limited	Japan
Morgan Stanley Investment Management (Japan) Co., Ltd.	Japan
Morgan Stanley Japan Business Group Co., Ltd.	Japan
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley MUFG Securities Co., Ltd.	Japan
MS Japan REIT Holding KK	Japan
MS CYM Preferred Ltd.	Cayman Islands
MSJS Preferred YK	Japan
MSDW Birkdale Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
Morgan Stanley Asia Pacific Services Limited	United Kingdom
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Australia Finance Pty Limited	Australia
Morgan Stanley Bank AG	Germany
Morgan Stanley Business Consulting (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Capital, S.A. de C.V.	Mexico
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	People’s Rep. of China
Morgan Stanley Hungary Analytics Limited	Hungary
Morgan Stanley International Limited	United Kingdom
Morgan Stanley Group (Europe)	United Kingdom
Morgan Stanley Angel Limited	Cayman Islands
Morgan Stanley Bramley Investments Limited	United Kingdom
Morgan Stanley Finance (C.I.) Limited	Jersey, Channel Is.
Morgan Stanley Strategic Funding Limited	United Kingdom
OOO Morgan Stanley Bank	Russian Federation
V2 Music (Holdings) Limited (In Members’ Voluntary liquidation)	United Kingdom
Morgan Stanley UK Group	United Kingdom
Morgan Stanley Amalthea UK Limited	United Kingdom
Morgan Stanley Investments (UK)	United Kingdom
Morgan Stanley & Co. International plc	United Kingdom
Cabot 38 Limited	United Kingdom
Morgan Stanley (France) SAS	France
Morgan Stanley Client Securities Nominees Limited	United Kingdom
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Mosel GmbH	Germany
Morgan Stanley Humboldt Investments Limited	United Kingdom
Clearcreek, S.L.U.	Spain
Morgan Stanley Kochi Limited	Cayman Islands

Morgan Stanley Waterloo Limited	Cayman Islands
Morgan Stanley Langton Limited	United Kingdom
Morgan Stanley Equity Investments (Luxembourg)	Ireland
Morgan Stanley Corporate Holdings (Luxembourg)	Ireland
Morgan Stanley Derivative Products Spain S.L.	Spain
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Grund S.a.r.L	Luxembourg
Morgan Stanley Derivative Products (Portugal), Unipessoal LDA	Portugal
Morgan Stanley Equity Investments (UK) Limited	Cayman Islands
Morgan Stanley Equity Trading (DIFC) Limited	United Arab Emirates
Morgan Stanley Heythorp Investments	Ireland
Morgan Stanley Equity Holding (Netherlands) B.V.	The Netherlands
Global Equity High Yield Fund B.V.	The Netherlands
Morgan Stanley Longcross Limited	United Kingdom
Morgan Stanley Cooper Investments Limited	United Kingdom
Morgan Stanley Derivative Products (Netherlands) B.V.	The Netherlands
Drake II Investments Limited	Cayman Islands
Morgan Stanley Equity Financing Limited	United Kingdom
Morgan Stanley Maple Investments Limited (In Members’ Voluntary liquidation)	United Kingdom
Morgan Stanley Montrose Investments Limited	United Kingdom
Morgan Stanley Rivelino Investments Limited	United Kingdom
Morgan Stanley Dolor Limited	Cayman Islands
Morgan Stanley Tostao Limited	Cayman Islands
Morgan Stanley Silvermere Limited	United Kingdom
Morgan Stanley Bowline Limited (In Members’ Voluntary liquidation)	United Kingdom
Morgan Stanley Northcote Investments Limited	United Kingdom
Shavano Cooperatieve U.A.	The Netherlands
Morgan Stanley Strategic Investments Limited	United Kingdom
Morgan Stanley Taiwan Limited	Republic of China
Morgan Stanley Turnberry Limited	United Kingdom
Morgan Stanley Montgomerie Investments Limited	United Kingdom
Morgan Stanley Equity Derivative Services (Luxembourg) S.a r.l	Luxembourg
Morgan Stanley Langtree Investments B.V.	The Netherlands
Morgan Stanley Mallard Investments Limited	United Kingdom
Morgan Stanley Millbrae Investments B.V.	The Netherlands
Morstan Nominees Limited	United Kingdom
Morgan Stanley & Co. Limited	United Kingdom
East Sussex Financing Limited	Jersey, Channel Is.
Cottenden Financing Unlimited	Jersey, Channel Is.
Morgan Stanley Bank International Limited	United Kingdom
Morgan Stanley Bank International (China) Limited	People’s Rep. of China
Morgan Stanley Investment Management Limited	United Kingdom
Morgan Stanley Investment Management (ACD) Limited	United Kingdom
Morgan Stanley Securities Limited	United Kingdom
Morgan Stanley Services (UK) Limited	United Kingdom
Morgan Stanley UK Limited	United Kingdom
Morgan Stanley Pension Trustee Limited	United Kingdom
Morgan Stanley Trustee Limited	United Kingdom
Morgan Stanley Wertpapiere GmbH	Germany
Morgan Stanley Investment Consultancy (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Investment Management (Australia) Pty Limited	Australia
Morgan Stanley Investment Management Consultancy (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Investments (Mauritius) Limited	Mauritius
Morgan Stanley Jubilee Investments Limited	United Kingdom
Morgan Stanley UK Financing II LP	United Kingdom
Morgan Stanley Cadzand III Limited	Cayman Islands
Morgan Stanley Management Service (Shanghai) Limited	People’s Rep. of China
Morgan Stanley Mauritius Company Limited	Mauritius
Elderslie Limited	Cayman Islands
Morgan Stanley Global Services Mauritius	Mauritius
Morgan Stanley India Capital Private Limited	India
Morgan Stanley India Primary Dealer Private Limited	India
Morgan Stanley India Securities Private Limited	India
Morgan Stanley India Company Private Limited	India
Morgan Stanley India Financial Services Private Limited	India
Morgan Stanley India Services Private Limited	India
Morgan Stanley Investment Management Private Limited	India
Morgan Stanley Properties India Real Estate Management Private Limited	India
Morgan Stanley Solutions India Private Limited	India
Morgan Stanley Menkul Degerler A.S.	Turkey
Morgan Stanley México, Casa de Bolsa, S.A. de C.V.	Mexico
Morgan Stanley Middle East Inc.	Delaware
Morgan Stanley Saudi Arabia	Saudi Arabia
Morgan Stanley Pacific Limited	Hong Kong

Morgan Stanley (China) Private Equity Investment Management Co., Ltd.	People’s Rep. of China
Hangzhou Haergai Investment Consultancy Partnership Entity (Limited Partnership)	People’s Rep. of China
Hangzhou Morgan Stanley Investment Consulting Partnership Enterprise, L.P.	People’s Rep. of China
Morgan Stanley Investment Consultancy (Beijing) Company Limited	People’s Rep. of China
Morgan Stanley Pacific Services Limited	United Kingdom
Morgan Stanley Poggio Secco Limited	Cayman Islands
Alpino Investments Limited	Cayman Islands
Morgan Stanley Clare S.a r.l.	Luxembourg
Morgan Stanley San Donato S.a r.l.	Luxembourg
Morgan Stanley Syrah Two Limited	Cayman Islands
Morgan Stanley Donegan Limited	Cayman Islands
Morgan Stanley Private Equity Asia Limited	Hong Kong
Morgan Stanley Private Equity Management Korea, Ltd.	Republic of Korea
Morgan Stanley Real Estate Investment GmbH	Germany
Morgan Stanley South Africa (Proprietary) Limited	South Africa
Morgan Stanley Spanish Holdings S.L.U	Spain
Morgan Stanley S.V., S.A.U.	Spain
Morgan Stanley Trading Beteiligungs-GmbH	Germany
MS China 16 Limited	Cayman Islands
MS Equity Financing Services (Luxembourg) S.A.	Luxembourg
MS Gamma Holdings LLC	Delaware
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSL Incorporated	Delaware
PT. Morgan Stanley Asia Indonesia	Indonesia
PT. Morgan Stanley Indonesia	Indonesia
Morgan Stanley International Incorporated	Delaware
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia
Morgan Stanley Australia Securities Limited	Australia
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia
Morgan Stanley Australia Limited	Australia
Morgan Stanley International Finance S. A.	Luxembourg
Morgan Stanley Capital Holdings	United Kingdom
Morgan Stanley UK Financing I LP	United Kingdom
Morgan Stanley Luxembourg Financing I S.a r.l	Luxembourg
Morgan Stanley International Insurance Ltd.	Bermuda
Peconic Indemnity Company	Arizona
Morgan Stanley Latin America Incorporated	Delaware
Banco Morgan Stanley S.A.	Brazil
Morgan Stanley Administradora de Carteiras S.A.	Brazil
Morgan Stanley Corretora de Titulos e Valores Mobiliarios S.A.	Brazil
Morgan Stanley Uruguay Ltda.	Brazil
Morgan Stanley Uruguay Ltda.	Uruguay
Morgan Stanley Luxembourg Financing II S.a r.l	Luxembourg
Morgan Stanley Reinsurance Ltd.	Bermuda
MSDW Investment Holdings (US) LLC	Delaware
Morgan Stanley UK Trader	United Kingdom
Morgan Stanley Corporate Trader	United Kingdom
Morgan Stanley Weser GmbH	Germany
MSDW Investment Holdings (UK) Limited	United Kingdom
MSDW Investments (Cayman) Limited	Cayman Islands
MSDWIH Limited	Cayman Islands
Morgan Stanley Investment Management Inc.	Delaware
Morgan Stanley AIP Funding Inc.	Delaware
Morgan Stanley Alternative Investments LLC	Delaware
AIP Asia-SMA GP LP	Delaware
AIP Brickyard GP LP	Delaware
AIP Gateway II GP LP	Delaware
AIP Global Diversified VI GP LP	Delaware
AIP Global Impact I GP LP	Delaware
AIP Global Income I GP LP	Delaware
AIP Mbar SLP LP	Delaware
AIP MPI Partners GP LP	Delaware
AIP Phoenix II GP LP	Delaware
Flint Capital Partners GP LP	Delaware
Flint Capital Partners SLP Ltd.	Cayman Islands
GPF Private Equity GP LP	Delaware
GTB Capital Partners GP LP	Delaware
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley (International) GP Limited	Cayman Islands
Morgan Stanley AIP Falconer 2010 GP LP	Delaware
Morgan Stanley AIP GP LP	Delaware
AIP OPPORTUNISTIC SECONDARIES I SLP LP	Delaware
Morgan Stanley Alternative Investment Partners LP	Delaware

Liquid Markets Fund II SPV LP	Delaware
Morgan Stanley Premium Partners Fund SPV LP	Delaware
Morgan Stanley Private Equity Opportunities Fund 2006 LP	Delaware
Tactical II SLP LP	Delaware
Morgan Stanley AIP Phoenix 2009 GP LP	Delaware
Morgan Stanley EPMF I GP LP	Delaware
Morgan Stanley GDOF GP LP	Delaware
Morgan Stanley GSOF GP LP	Delaware
Morgan Stanley GSOF SLP Ltd.	Cayman Islands
Morgan Stanley GSOF II GP LP	Delaware
Morgan Stanley PMF III GP LP	Delaware
Morgan Stanley Private Markets Fund Employee Investors III LP	Delaware
Morgan Stanley PMF IV GP LP	Delaware
Morgan Stanley PMF IV SLP Ltd.	Cayman Islands
Morgan Stanley PMF V GP LP	Delaware
Morgan Stanley PMF V SLP Ltd.	Cayman Islands
Morgan Stanley SCRSIC Strategic Partnership Fund GP Inc.	Delaware
Morgan Stanley Distribution, Inc	Pennsylvania
Morgan Stanley Fixed Income GP Inc.	Delaware
Morgan Stanley Seed Holdings, Ltd.	Cayman Islands
Morgan Stanley Services Company Inc.	Delaware
Morgan Stanley Leveraged Equity Fund II, Inc.	Delaware
Morgan Stanley Leveraged Equity Holdings Inc.	Delaware
Morgan Stanley Life Holding Incorporated	Delaware
Morgan Stanley Mayak Limited	Cayman Islands
Morgan Stanley Mortgage Capital Holdings LLC	New York
Morgan Stanley Asset Capital Inc.	Delaware
Saxon Capital, Inc.	Maryland
Saxon Asset Securities Company	Virginia
Saxon Capital Holdings, Inc.	Delaware
SCI Services, Inc.	Virginia
Saxon Funding Management LLC	Delaware
Saxon Securitized Assets LLC	Delaware
Saxon Mortgage Services, Inc.	Texas
Saxon Mortgage, Inc.	Virginia
Morgan Stanley Municipal Funding Inc.	Delaware
Morgan Stanley Overseas Services (Jersey) Limited	Jersey, Channel Is.
Morgan Stanley Portfolio Management LLC	Delaware
Morgan Stanley Principal Funding, Inc.	Delaware
SPV Columbus Srl ( in liquidazione)	Italy
Morgan Stanley Private Equity Asia, Inc.	Delaware
Morgan Stanley Private Equity Asia, LLC	Delaware
Morgan Stanley Real Estate Advisor, Inc.	Delaware
MSREA Holdings, Inc.	Delaware
MSREA Holdings, LLC	Delaware
MSREA LL Holdings, LLC	Delaware
Morgan Stanley Real Estate F Funding, Inc.	Delaware
Morgan Stanley Real Estate F Funding Partner, Inc.	Delaware
Morgan Stanley Real Estate F International Funding, L.P.	Delaware
Morgan Stanley Real Estate Funding II, Inc.	Delaware
Morgan Stanley Real Estate Funding II, L.P.	Delaware
MS Moon Holdings LLC	Delaware
Crescent Real Estate Capital GP, LLC	Delaware
Crescent Real Estate Capital, L.P.	Delaware
One Village Place LLC	Delaware
DBFLA Services LLC	Delaware
Morgan Stanley Real Estate Investment Management II, Inc.	Delaware
MSREF II-CO, L.L.C.	Delaware
Morgan Stanley Real Estate Investment Management Inc.	Delaware
Morgan Stanley Real Estate Fund, Inc.	Delaware
Morgan Stanley Realty Incorporated	Delaware
Brooks Harvey & Co., Inc.	Delaware
Morgan Stanley Properties, Inc.	Delaware
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties (China) Co., Ltd	People’s Rep. of China
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Assets Servicing Co., Ltd	People’s Rep. of China
Tokyo Realty Investment Company II	Cayman Islands
Morgan Stanley Renewables Inc.	Delaware
Carson Solar I LLC	Delaware
MF Mesa Lane LLC	Delaware
Morgan Stanley Renewable Development Fund LLC	Delaware

NaturEner USA, LLC	Delaware
NaturEner Energy Canada Inc.	Canada
NaturEner Alberta Wind Holdings 1 Inc.	Canada
NaturEner Alberta Wind Holdings 2 Inc.	Canada
NaturEner Wild Rose 1 Energy Inc.	Canada
NaturEner Wild Rose 2 Energy Inc.	Canada
NaturEner Prairie Home 1 Energy Inc.	Canada
NaturEner Prairie Home 2 Energy Inc.	Canada
NaturEner Wild Rose 3 Energy Inc.	Canada
NaturEner Golden Prairie Wind Energy, LLC	Delaware
NaturEner Meadow Lark Wind Energy, LLC	Delaware
NaturEner Montana Wind Energy 2 LLC	Delaware
NaturEner Glacier Wind Energy 2, LLC	Delaware
NaturEner Montana Wind Holding, LLC	Delaware
NaturEner Glacier Financing, LLC	Delaware
NaturEner Montana Wind Energy, LLC	Delaware
NATURENER GLACIER WIND ENERGY 1, LLC	Delaware
NaturEner Power Watch, LLC	Delaware
NaturEner Rim Rock Financing, LLC	Delaware
NaturEner Montana Wind Rim Rock, LLC	Delaware
NaturEner Rim Rock Wind Energy, LLC	Delaware
NaturEner Tie Line, LLC	Delaware
NaturEner Wind Watch, LLC	Delaware
NaturEner Operations, LLC	Delaware
NaturEner Red Creek Wind Energy, LLC	Delaware
Third Planet Windpower, LLC	Delaware
Loraine Windpark Project, LLC	Delaware
Third Planet Renewables, LLC	Delaware
TPW Madison, LLC	Delaware
Morgan Stanley Wind LLC	Delaware
MS Greenrock Holdings Inc.	Delaware
MS Wind II LLC	Delaware
Wind Joint Venture LLC	Delaware
A4 Wind 1 LLC	Delaware
A4 Wind 2 LLC	Delaware
Gear Wind LLC	Delaware
Solar Star California III, LLC	Delaware
Solar Star California IX, LLC	Delaware
Solar Star California V, LLC	Delaware
Solar Star California VI, LLC	Delaware
Solar Star WMT I, LLC	Delaware
Morgan Stanley Risk Services LLC	Delaware
Morgan Stanley SECAP Funding, LLC	Delaware
Morgan Stanley Secured Financing LLC	Delaware
Morgan Stanley Senior Funding, Inc.	Delaware
Inversiones Sudamerica Uno Ltda	Chile
Morgan Stanley MSSF LLC	Delaware
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
MSSFG (SPV-AMC), Inc.	The Philippines
Tenedora Dalia, S.A. de C.V.	Mexico
Ventura Holdings, Inc.	Delaware
Ventura Holdings NJ, Inc.	Delaware
Ventura AC LLC	New Jersey
Ventura Property Management, LLC	Delaware
Ventura Ohio, LLC	Delaware
Ventura Utah, LLC	Delaware
Ventura Opportunities, LLC	Delaware
Morgan Stanley Services Canada Holding Corp.	Delaware
Morgan Stanley Services Canada Corp.	Canada
Morgan Stanley Special Situations Group Inc.	Delaware
Morgan Stanley Syrah One Limited	Cayman Islands
Morgan Stanley Tindur LLC	Delaware
Morgan Stanley Snowdon Inc.	Delaware
Morgan Stanley Finance LLC (f/k/a Morgan Stanley Tower, LLC)	Delaware
Morgan Stanley Venture Capital III, Inc.	Delaware
Morgan Stanley Venture Partners III, L.L.C.	Delaware
Morgan Stanley Venture Investors III, L.P.	Delaware
Morgan Stanley Venture Partners III, L.P.	Delaware
The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.	Delaware
Morstan Development Company, Inc.	Delaware
MS 10020, Inc.	Delaware
MS Debt Opportunities Corp.	Delaware
MS Equity Products (Luxembourg) S.a.r.l.	Luxembourg
Morgan Stanley Foreign Complex Trust	Delaware

Morgan Stanley Moselle S.a.r.l	Luxembourg
Morgan Stanley Norton Investments Limited	United Kingdom
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
Morgan Stanley Kadarka Limited	Cayman Islands
MS Hawk I LLC	Delaware
MS Holdings Incorporated	Delaware
Morgan Stanley ARS Funding Inc.	Delaware
Morgan Stanley Capital Partners VI GP Inc.	Delaware
MS Capital Partners VI GP LP	Cayman Islands
Morgan Stanley Hedge Fund Partners Cayman Ltd.	Cayman Islands
Morgan Stanley HFP Investment Inc.	Delaware
Morgan Stanley IMDCP Funding, LLC	Delaware
Morgan Stanley Infrastructure Holdings Inc.	Delaware
Morgan Stanley Infrastructure II Inc.	Delaware
Morgan Stanley Infrastructure II GP LP	Cayman Islands
Morgan Stanley Infrastructure Partners II Investors C GP	Luxembourg
Morgan Stanley Infrastructure Inc.	Delaware
Morgan Stanley Infrastructure GP LP	Delaware
Morgan Stanley Infrastructure SLP, LLC	Delaware
CP Infrastructure SLP, L.P.	Cayman Islands
MSIP Agatha Co-Investment Alternate GP, L.P.	Delaware
MSIP Agatha Co-Investment GP Limited	Cayman Islands
Morgan Stanley Merchant Banking Insurance Holdings, LLC	Delaware
Morgan Stanley Merchant Banking Insurance Company	Vermont
Morgan Stanley Private Equity Asia III, Inc.	Delaware
Morgan Stanley Private Equity Asia III, L.L.C.	Delaware
Morgan Stanley Private Equity Asia IV, Inc.	Delaware
Morgan Stanley Private Equity Asia IV, L.L.C.	Delaware
MSPEA SLP IV, L.L.C.	Delaware
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	Delaware
MS Alternatives Funding, Inc.	Delaware
Morgan Stanley Capital Partners V Funding LP	Delaware
MS Alternatives Funding Partner, Inc.	Delaware
MS Alternatives Holding C Inc.	Delaware
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands
MS Alternatives Holding D Inc.	Delaware
MS ARS Holding A Inc.	Delaware
MS ARS Holding B Inc.	Delaware
MS Capital Partners Adviser Inc.	Delaware
MS Credit Partners GP Inc.	Delaware
MS Credit Partners GP L.P.	Delaware
MS Credit Partners Holdings Inc.	Delaware
MS Credit Partners II GP Inc.	Delaware
MS Credit Partners II GP L.P.	Delaware
MS Energy Partners GP Inc.	Delaware
MS Energy Partners GP LP	Cayman Islands
MS Expansion Capital GP Inc.	Delaware
MS Expansion Capital GP LP	Delaware
MS Expansion Credit GP Inc.	Delaware
MS Expansion Credit GP, L.P.	Delaware
MSCP V GP Inc.	Delaware
MS Capital Partners V GP L.P.	Cayman Islands
MSCP V Offshore Investors GP Ltd.	Cayman Islands
MS Capital Partners V LP	Delaware
MSGFI Management Inc.	Delaware
MSIM GP Inc.	Delaware
Private Investment Partners Inc.	Delaware
Private Investment Partners GP Inc.	Delaware
TAM Investment Holdings Inc.	Delaware
MS Lion LLC	Delaware
Morgan Stanley Beta Investments Limited	United Kingdom
Morgan Stanley Gamma Investments	United Kingdom
Morgan Stanley Portland Investments Limited	United Kingdom
MS Low Income Housing Corporation	Delaware
BMC NAB Trust Investment Fund LLC	Delaware
Morgan Stanley New Markets, Inc.	Delaware
MS New Markets I LLC	Delaware
MS New Markets II LLC	Delaware
MS New Markets IV LLC	Delaware
MS New Markets IX LLC	Delaware
MS New Markets VIII LLC	Delaware
MS New Markets X LLC	Delaware
MS Georgia Tax Credit Fund III LLC	Delaware
Pinol II LLC	Delaware

Wiwili IV LLC	Delaware
Viento LLC	Delaware
MS Low Income Housing II Corporation	Delaware
CTH LIHTC Fund 97-3A, L.L.C.	Delaware
Multistate LIHTC Holdings II, L.P.	Delaware
MS Affordable Housing LLC	Delaware
MS GSP Legacy LLC	Delaware
MS Taishan Inc.	Delaware
MS Pegau LLC	Delaware
Millport I LLC	Delaware
Elderslie Holdings Limited	Cayman Islands
Ras Dashen Cayman Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Bayview Holding Ltd.	Cayman Islands
Esporta Limited	Cayman Islands
Esporta Financing Limited	Cayman Islands
Morgan Stanley Eden Investments Limited	United Kingdom
Morgan Stanley UK Financing III LP	United Kingdom
MS Rosebank LLC	Delaware
Bondi Limited	Cayman Islands
Morgan Stanley Strand Limited	Cayman Islands
Cornelia Limited	Cayman Islands
MS Melville LLC	Delaware
MS Structured Asset Corp.	Delaware
MS Venture Capital Holding Inc.	Delaware
MSAM Holdings II, Inc.	Delaware
MSCP III Holdings, Inc.	Delaware
MSDW Capital Partners IV, Inc.	Delaware
MSDW Capital Partners IV LLC	Delaware
MSDW CPIV Holdings, Inc.	Delaware
MSDW International Employee Services LLC	Delaware
MSDW Nederland BV	The Netherlands
MSDW Offshore Equity Services Inc.	Delaware
FUNDLOGIC SAS	France
FundLogic Global Solutions (Ireland) Limited	Ireland
Morgan Stanley Alzette S.a.r.l.	Luxembourg
Morgan Stanley Euro Financing (Luxembourg)	Ireland
Morgan Stanley Eder S.a r.l.	Luxembourg
Morgan Stanley Derivative Products Global S.a r.l	Luxembourg
Morgan Stanley Equity Trading GP Limited	Jersey, Channel Is.
Morgan Stanley Global Equity Trading (Jersey) L.P.	Jersey, Channel Is.
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands
Morgan Stanley Global Fund Derivatives Hedge Holdings Luxembourg S.A.	Luxembourg
Morgan Stanley Spad Investments S.a.r.l.	Luxembourg
Morgan Stanley Morane Investments S.a r.l.	Luxembourg
Morgan Stanley Curtiss Investments S.a r.l.	Luxembourg
MS Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW PE/VC Holdings, Inc.	Delaware
MSDW Real Estate Special Situations II, Inc.	Delaware
MSDW Real Estate Special Situations II Holdings, L.L.C.	Delaware
MSDW Real Estate Special Situations II Manager, L.L.C.	Delaware
MSRESS II GP Co-Investment Ltd.	Cayman Islands
MSDW Strategic Ventures Inc.	Delaware
MSDW Venture Partners IV, Inc.	Delaware
MSDW Venture Partners IV, LLC	Delaware
MSDW VP IV Holdings, Inc.	Delaware
MSEOF, Inc.	Delaware
MSEOF Management, LLC	Delaware
MSEOF Manager S.a.r.l.	Luxembourg
MSIT Holdings, Inc.	Delaware
MSPEA Holdings, Inc.	Delaware
MSREF II, Inc.	Delaware
MSREF II, L.L.C.	Delaware
MSREF III, Inc.	Delaware
MSREF III, L.L.C.	Delaware
MSREF IV, Inc.	Delaware
MSREF IV, L.L.C.	Delaware
MSREF IV Domestic-GP, L.L.C.	Delaware
MSREF IV Domestic-LP, L.L.C.	Delaware
MSREF IV International-GP, L.L.C.	Delaware
MSREF IV International-LP, L.L.C.	Delaware
MSREF Real Estate Advisor, Inc.	Delaware
Bolt REI B.V.	The Netherlands

Morgan Stanley SGR S.p.A.	Italy
MSREF VI, Inc.	Delaware
MSREF VI International-LP, L.L.C.	Delaware
MSREF VI, L.L.C.	Delaware
MSREF VI International-GP, L.L.C.	Delaware
Morgan Stanley Real Estate Fund VI International-TE, L.P.	Delaware
MSREI Post Co-Investment GP, L.L.C.	Delaware
MSREF VII, Inc.	Delaware
MSREF VII Global (Cayman) II, Ltd.	Cayman Islands
MSREF VII Global-L.P., L.L.C.	Delaware
MSREF VII GP L.L.C.	Delaware
CP Real Estate Fund VII SLP-A L.P.	Canada
CP Real Estate Fund VII SLP-B L.P.	Delaware
MSREF VII L.P.	Canada
MSREF VII Global-GP (Cayman), L.P.	Cayman Islands
MSREF VII Global-GP (U.S.), L.L.C.	Delaware
MSREF VII Global-GP Greenwich, L.P.	Canada
MSREF VII Global-GP, L.P.	Canada
MSREF VIII, Inc.	Delaware
MSREF VIII GP, L.L.C.	Delaware
MSREF VIII Global-GP, L.P.	Delaware
MSREF VIII Global Co-Investment GP, L.P.	Delaware
North Haven Real Estate Fund VIII Global Co-Investment, L.L.C.	Delaware
MSREF VIII Global Co-Investment No. 1 GP, L.P.	Delaware
MSREI SMA GP LLC	Delaware
MSREF V Funding, Inc.	Delaware
MSREF V Funding Partner, Inc.	Delaware
MSREF V International Funding, L.P.	Delaware
MSREF V, Inc.	Delaware
MSREF V, L.L.C.	Delaware
MSREF V International-GP, L.L.C.	Delaware
MSREF V International-LP, L.L.C.	Delaware
MSREF V U.S.-GP, L.L.C.	Delaware
Morgan Stanley Real Estate Fund V Special U.S., L.P.	Delaware
Morgan Stanley Real Estate Fund V U.S., L.P.	Delaware
Morgan Stanley Real Estate Investors V U.S., L.P.	Delaware
MSP Co-Investment Partnership V, L.P.	Delaware
MSP Co-Investment Partnership V-A, L.P.	Delaware
MSP Real Estate Fund V, L.P.	Delaware
MSREF V U.S.-LP, L.L.C.	Delaware
MSREI Holding, Inc.	Delaware
MSRESS III, Inc.	Delaware
Morgan Stanley Real Estate Special Situations III-LP, L.L.C.	Delaware
MSRESS III Manager, L.L.C.	Delaware
Morgan Stanley Real Estate Special Situations III-GP, L.L.C.	Delaware
MSRESS III Monroe GP, L.L.C.	Delaware
MSRESS III Opportunities Fund - GP, L.L.C.	Delaware
MSUH Holdings I, Inc.	Delaware
MSUH Holdings II, Inc.	Delaware
MS SP Urban Horizons, Inc.	Delaware
MS Urban Horizons, Inc.	Delaware
MSVP 2002 Holdings, Inc.	Delaware
MSVP 2002, Inc.	Delaware
MSVP 2002 Fund, LLC	Delaware
Providence DE Holdings Co.	Delaware
Strategic Investments I, Inc.	Delaware
MS Strategic (Mauritius) Limited	Mauritius
Strategic Investments II, Inc.	Delaware
Sycamore II, Inc.	Delaware